Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
February 28, 2006
Table of Contents

REVIEW OF FINANCIAL TRENDS	2
CONSOLIDATED SELECTED AVERAGE BALANCES	4
CAPITALIZATION	5
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	5
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	6
ASSET MANAGEMENT PERFORMANCE MEASURES	7
MORTGAGE BANKING STATISTICS	7
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS	8

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
The net interest margin for the first two months of the quarter has increased slightly from the fourth quarter level. The loan portfolio has been relatively flat, reflecting modest growth in the commercial/commercial real estate categories and declines in home equity lines of credit. Approximately $1.5 billion of home equity lines and loans were transferred into held for sale in February. Core deposit trends have been stable. Management expects that net interest income for the first quarter will be fairly close to that of the fourth quarter.
Noninterest Income and Expense
Gain-on-sale margins on First Franklin loans appear to have stabilized, and margins at National City Mortgage are within the range of the second half of 2005. Mortgage applications and production have slowed, consistent with cyclical and seasonal trends. Demand for non-prime mortgages remains relatively strong, while home equity line of credit originations have slowed due to borrower preference shifting toward fixed rate products. There were no sales of home equity lines or loans during January or February, but sales are expected to commence in March and continue throughout the year. Mortgage servicing right (MSR) net hedging results have been negative in the first two months and will likely show a loss for the quarter due mainly to the tightening of the mortgage-swap basis (i.e., the spread relationship between mortgage rates and the interest rate swaps used to hedge MSRs). As previously disclosed, the Corporation’s exposure to potential chargebacks under its card processing contract with United Airlines began to diminish upon the transfer of that arrangement to a successor processor in January. As a result, the Corporation expects to recognize into first quarter income approximately $30 million of the $36 million it had been paid to retain this obligation. No other unusual fee income trends are evident.
No unusual expense trends are evident in the quarter. Cost reduction initiatives continue in the mortgage businesses in response to cyclically lower volumes.
Credit Quality
Commercial credit quality trends are stable, and commercial charge-offs are expected to be below fourth quarter levels. Charge-offs on unsecured consumer loans appear to have returned to more normal levels following a fourth quarter increase precipitated by the change in consumer bankruptcy laws. The higher number of bankruptcy filings was also expected to have an effect on secured consumer credit, and accordingly an incremental $20 million was added to the loan loss allowance in the fourth quarter. It appears that the allowance will be adequate to absorb the anticipated increase in charge-offs on secured consumer loans associated with fourth quarter bankruptcies.
Capital
In January and February, a total of 6.5 million shares were repurchased in the open market. Through March 10, an additional 1.0 million shares were repurchased. Management intends to continue repurchasing shares, subject to market conditions and applicable laws and regulations, in the context of maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

ASSETS
Available for sale securities, at cost	$7,744	$7,779	$7,796	$7,698	$7,478	$7,409	$7,447	$7,493	$7,582	$7,749	$7,907	$8,021	$8,130

Portfolio loans:
Commercial	$27,447	$27,355	$27,437	$27,586	$27,326	$27,437	$27,375	$27,467	$27,542	$27,226	$26,686	$26,042	$25,405
Commercial construction	3,456	3,414	3,340	3,295	3,202	3,077	3,058	3,112	3,056	2,996	2,944	2,904	2,917
Real estate — commercial	11,964	12,175	12,254	12,064	12,138	12,036	12,142	12,027	11,758	11,727	11,863	11,906	12,274
Real estate — residential	33,118	32,774	32,672	32,809	32,882	33,459	33,872	33,278	32,096	31,585	31,329	30,920	30,330
Home equity lines of credit	20,932	21,477	21,435	21,345	22,630	22,450	22,180	21,861	21,491	21,024	20,331	19,813	19,563
Credit card and other unsecured lines of credit	2,505	2,555	2,519	2,436	2,453	2,421	2,409	2,369	2,303	2,295	2,312	2,315	2,338
Other consumer	6,057	5,978	5,678	5,771	7,990	7,934	7,704	7,504	7,615	8,232	8,307	8,290	8,325

Total portfolio loans	$105,479	$105,728	$105,335	$105,306	$108,621	$108,814	$108,740	$107,618	$105,861	$105,085	$103,772	$102,190	$101,152

Loans held for sale or securitization:
Commercial	$11	$11	$14	$33	$27	$17	$25	$12	$9	$20	$9	$9	$17
Commercial real estate	47	73	121	174	72	49	66	136	197	295	345	397	214
Mortgage:
National City Mortgage	5,327	6,014	6,784	7,069	7,442	8,271	8,334	8,277	7,360	7,536	8,194	8,238	8,170
First Franklin	2,061	2,603	2,642	2,920	3,408	3,314	2,688	2,665	2,488	1,682	1,997	2,491	2,773
Provident PCFS	—	—	—	—	—	—	—	—	—	—	—	2	2

Total mortgage loans held for sale	7,388	8,617	9,426	9,989	10,850	11,585	11,022	10,942	9,848	9,218	10,191	10,731	10,945
Automobile loans	—	—	—	2,178	—	—	—	—	—	—	—	—	—
Credit card loans	425	425	415	207	—	—	426	420	214	—	—	—	—
Home equity lines of credit	613	—	—	—	47	—	—	—	—	—	—	—	—
Home equity loans	124	—	—	—	—	—	—	—	—	—	—	—	—
Student loans	4	4	4	3	4	8	6	2	—	—	—	—	—

Total loans held for sale or securitization	$8,612	$9,130	$9,980	$12,584	$11,000	$11,659	$11,545	$11,512	$10,268	$9,533	$10,545	$11,137	$11,176

LIABILITIES
Deposits:
Noninterest bearing	$16,607	$16,844	$17,606	$17,809	$17,844	$18,336	$18,905	$18,865	$18,483	$17,949	$18,885	$18,475	$17,686
NOW and money market accounts	28,201	28,282	28,401	28,115	27,963	28,046	28,237	28,409	28,522	28,571	29,093	29,345	29,145
Savings accounts	2,089	2,128	2,172	2,185	2,211	2,250	2,303	2,356	2,402	2,418	2,456	2,478	2,548
Consumer time	20,684	20,574	20,370	20,115	19,688	19,567	19,332	18,770	18,479	18,126	17,819	17,459	17,197

Core deposits	67,581	67,828	68,549	68,224	67,706	68,199	68,777	68,400	67,886	67,064	68,253	67,757	66,576
Other	6,553	6,612	6,863	6,753	7,253	7,352	7,105	6,612	6,190	5,156	5,053	4,908	4,895
Foreign	8,976	9,709	7,729	9,479	9,510	8,680	9,612	9,523	7,569	7,861	6,851	7,714	8,882

Total deposits	$83,110	$84,149	$83,141	$84,456	$84,469	$84,231	$85,494	$84,535	$81,645	$80,081	$80,157	$80,379	$80,353

Federal funds borrowed and security repurchase agreements	$5,891	$6,988	$7,541	$8,986	$7,953	$7,645	$8,200	$8,072	$6,353	$5,902	$5,981	$6,839	$6,984
Borrowed funds	2,635	1,981	3,059	2,401	3,124	3,585	1,514	1,318	2,232	2,523	2,820	1,563	1,607
Long-term debt	31,374	30,622	31,452	31,394	32,501	33,105	33,094	33,311	33,663	34,938	34,470	33,435	32,190

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$1,890	$1,871	$2,408	$2,530	$2,680	$2,955	$3,194	$3,022	$2,815	$2,599	$2,928	$2,781	$2,462
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,297	1,247	1,348	1,459	1,569	1,536	1,524	1,519	1,467	1,394	1,358	1,293	1,210
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	122	125	122	122	121	118	122	123	119	114	114	99	108
Interest bearing mortgage escrow replacement reserve (IRR) balances	135	140	139	134	134	132	152	129	147	124	139	132	143
Interest bearing home equity line of credit (HELOC) custodial balances	19	16	20	18	—	—	—	—	—	—	—	—	—
Noninterest bearing deposits excluding P&I , T&I, and NRR balances	13,298	13,601	13,728	13,698	13,474	13,727	14,065	14,201	14,082	13,842	14,485	14,302	13,906
Core deposits excluding P&I , T&I, NRR, IRR, and HELOC custodial balances	64,118	64,429	64,512	63,961	63,202	63,458	63,785	63,607	63,338	62,833	63,714	63,452	62,653

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share data)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

COMMON STOCK ROLLFORWARD
Beginning balance	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0
Shares issued under stock award plans	1.3	.9	.5	.4	.1	.4	.7	1.4	.9	.6	.4	.6	.2
Shares issued for PRIDES conversions	—	—	—	—	—	—	.4	—	1.2	.2	.8	2.1	—
Shares repurchased under repurchase authorizations	(4.4)	(2.1)	(.4)	(4.6)	(9.7)	(6.3)	(3.9)	—	(1.4)	(1.1)	(2.2)	(5.0)	(6.0)
Shares exchanged for stock award plans	(.4)	—	(.1)	(.1)	—	—	(.1)	(.5)	(.4)	—	—	(.1)	(.1)
Other	—	—	—	—	—	—	.1	—	—	—	(.1)	.1	—

Ending Balance	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	4.4	2.1	.4	4.6	9.7	6.3	3.9	—	1.4	1.1	2.2	5.0	6.0
Average price per share of repurchased common shares	$34.05	$33.96	$33.78	$32.70	$32.64	$34.79	$36.12	—	$33.85	$33.94	$33.55	$34.75	$35.90
Total cost	$149.6	$70.7	$14.0	$150.4	$315.5	$216.2	$142.4	—	$49.0	$36.4	$73.8	$173.2	$216.8
Common shares remaining under authorization	27.1	31.5	33.6	34.0	38.6	8.3	14.6	18.5	18.5	19.9	21.0	23.2	28.2

Shares outstanding:
Average basic	613.1	615.1	615.1	615.7	623.8	633.0	637.3	637.2	636.8	636.4	637.4	638.4	642.8
Average diluted	620.8	622.7	622.8	622.8	630.4	641.6	646.5	645.9	644.0	644.1	644.2	646.5	652.9
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS (1)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

Line of business staff:
Consumer and Small Business Financial Services	12,418	12,437	12,315	12,274	12,359	12,700	12,916	12,917	12,980	12,848	12,783	12,822	12,877
Wholesale Banking	2,373	2,409	2,415	2,425	2,416	2,415	2,415	2,402	2,388	2,342	2,334	2,350	2,328
National City Mortgage	7,345	7,352	7,673	7,703	7,749	7,831	7,929	7,956	7,956	7,939	7,936	7,970	7,945
National Consumer Finance
First Franklin Financial Corporation	2,432	2,412	2,571	2,676	2,681	2,716	2,733	2,696	2,598	2,483	2,429	2,392	2,388
National City Home Loan Services	510	517	510	510	447	442	437	413	398	372	347	341	333
National Home Equity	488	494	503	504	507	514	526	517	497	480	460	448	429
Other(2)	133	134	139	146	147	149	150	148	144	147	147	132	131

Total National Consumer Finance	3,563	3,557	3,723	3,836	3,782	3,821	3,846	3,774	3,637	3,482	3,383	3,313	3,281
Asset Management	1,511	1,502	1,506	1,526	1,519	1,518	1,538	1,551	1,568	1,529	1,518	1,524	1,527

Corporate support staff(3)	6,596	6,602	6,638	6,706	6,763	6,848	6,931	6,998	6,964	6,874	6,916	7,129	7,354

Total Employees	33,806	33,859	34,270	34,470	34,588	35,133	35,575	35,598	35,493	35,014	34,870	35,108	35,312

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

Average Total Deposits	$54,758	$54,686	$54,951	$54,463	$53,912	$53,909	$53,893	$53,651	$53,437	$53,065	$53,074	$52,724	$52,158

DEPOSIT ACCOUNT METRICS(1)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,210	$3,147	$3,135	$3,096	$3,136	$3,187	$3,191	$3,284	$3,265	$3,339	$3,498	$3,431	$3,356
Number of accounts(2)	1,733	1,737	1,737	1,747	1,759	1,765	1,770	1,762	1,764	1,753	1,754	1,753	1,833

Interest Bearing Checking
Average total balance	$7,928	$8,010	$8,035	$7,900	$7,852	$7,869	$7,888	$7,961	$7,999	$8,019	$8,217	$8,095	$8,003
Number of accounts(2)	991	979	969	961	947	938	922	909	897	884	868	856	907

Money Market Savings
Average total balance	$13,555	$13,480	$13,376	$13,261	$13,259	$13,349	$13,538	$13,711	$13,769	$13,897	$13,940	$14,082	$14,094
Number of accounts(2)	815	794	779	768	757	748	739	728	710	691	675	659	643

Regular savings
Average total balance	$1,815	$1,839	$1,864	$1,896	$1,924	$1,956	$2,011	$2,066	$2,114	$2,143	$2,163	$2,171	$2,140
Number of accounts(2)	616	624	634	642	652	663	673	686	696	707	717	728	776

Business Deposits:
Average total balance	$8,191	$8,319	$8,775	$8,774	$8,655	$8,584	$8,501	$8,405	$8,356	$8,079	$7,963	$7,996	$7,883
Number of accounts(2)	388	387	387	387	386	385	383	383	382	379	377	376	399

Time Deposits:
Average total balance	$19,979	$19,827	$19,692	$19,475	$19,031	$18,916	$18,710	$18,168	$17,881	$17,531	$17,243	$16,894	$16,635
Number of accounts(2)	1,013	1,007	1,005	1,004	996	985	990	976	967	960	947	930	992

CONSUMER LOAN PRODUCTION METRICS (# of loans)(1)
Installment loan originations:
Home equity(3)	$3,853	1,792	1,854	1,879	2,148	1,939	3,556	2,676	2,020	1,675	1,339	2,216	1,793
Other(4)	1,022	997	879	969	1,075	1,253	1,673	1,405	1,616	1,527	1,277	1,258	1,368
Home equity and other lines of credit	4,581	4,157	5,044	5,527	6,466	7,326	7,016	7,261	7,667	6,840	7,642	7,361	4,998

Total consumer loan originations	9,456	6,946	7,777	8,375	9,689	10,518	12,245	11,342	11,303	10,042	10,258	10,835	8,159

BANK BRANCHES AND OTHER
Total bank branches	1,230	1,227	1,220	1,220	1,221	1,217	1,216	1,220	1,221	1,221	1,222	1,217	1,226
ATMs	1,945	1,938	1,935	1,934	1,933	1,930	1,933	1,931	1,933	1,931	1,938	1,928	1,937
Online banking customers	1,328,120	1,298,121	1,276,855	1,261,859	1,242,613	1,224,089	1,197,112	1,163,100	1,135,539	1,106,901	1,085,084	1,062,707	1,038,882

(1)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(2)	Represents period-end number of accounts in thousands.

(3)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(4)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$66,047	$65,010	$64,290	$63,914	$65,084	$64,831	$64,298	$63,288	$63,235	$62,480	$63,606	$65,047	$63,717
Estimated change due to market impact	6	1,039	316	1,146	(488)	243	(122)	821	228	960	(65)	(591)	809
Other activity, net	695	(2)	404	(770)	(682)	10	655	189	(175)	(205)	(1,061)	(850)	521

Value at end of period	66,748	66,047	65,010	64,290	63,914	65,084	64,831	64,298	63,288	63,235	62,480	63,606	65,047

Non-managed assets:
Value at beginning of period	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311	42,528
Estimated change due to market impact	(14)	934	269	896	(713)	(299)	(159)	1,128	(24)	738	(347)	(604)	630
Other activity, net	(133)	(197)	252	(213)	108	11	(422)	(347)	(120)	(346)	(152)	(217)	153

Value at end of period	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311

Total assets at end of period	$110,088	$109,534	$107,760	$106,519	$105,460	$107,235	$107,270	$107,318	$105,527	$105,618	$104,471	$106,096	$108,358

Proprietary mutual fund assets (included above)	$12,078	$12,040	$12,213	$11,567	$11,653	$11,900	$11,953	$11,936	$12,254	$12,084	$12,058	$12,444	$12,763
MORTGAGE BANKING STATISTICS
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

PRODUCTION DATA
Applications:(1)
National City Mortgage (NCM)	$5,517	$5,648	$4,579	$6,029	$6,330	$7,244	$8,023	$8,113	$9,956	$8,349	$8,419	$8,346	$8,585
First Franklin	3,233	3,124	3,605	3,711	4,100	4,737	4,811	4,665	5,813	4,814	3,601	4,420	3,225

Total Applications	$8,750	$8,772	$8,184	$9,740	$10,430	$11,981	$12,834	$12,778	$15,769	$13,163	$12,020	$12,766	$11,810

Percentage of NCM applications represented by refinances	49%	53%	53%	50%	53%	55%	52%	52%	56%	49%	45%	47%	56%

Originations:
NCM Retail	$1,994	$1,803	$2,253	$2,462	$2,710	$2,828	$3,378	$3,078	$3,346	$2,993	$2,693	$2,874	$2,231
NCM Wholesale	1,138	1,107	1,444	1,392	1,790	2,118	2,705	2,511	2,370	1,962	2,024	2,784	2,337
Less: portfolio loan originations(2)	(373)	(334)	(395)	(423)	(465)	(460)	(584)	(494)	(583)	(566)	(522)	(496)	(378)

Total NCM originations for sale	2,759	2,576	3,302	3,431	4,035	4,486	5,499	5,095	5,133	4,389	4,195	5,162	4,190

Total First Franklin loan originations	1,777	1,765	2,327	2,203	2,580	2,764	3,005	3,017	3,430	2,479	2,150	2,335	1,685
Less: portfolio loan originations	(199)	(459)	(223)	(654)	(560)	(295)	(319)	(1,244)	(1,388)	(992)	(855)	(846)	(152)

Total First Franklin originations for sale	1,578	1,306	2,104	1,549	2,020	2,469	2,686	1,773	2,042	1,487	1,295	1,489	1,533

Total Loans Originated For Sale	$4,337	$3,882	$5,406	$4,980	$6,055	$6,955	$8,185	$6,868	$7,175	$5,876	$5,490	$6,651	$5,723

Percentage of NCM originations represented by refinances	55%	55%	48%	51%	54%	51%	53%	51%	47%	47%	49%	57%	58%
Percentage of First Franklin originations represented by refinances	34%	36%	32%	33%	33%	27%	29%	28%	28%	31%	34%	36%	39%

LOAN SALES
NCM loans sold servicing retained	$3,028	$3,010	$3,347	$2,863	$4,579	$4,558	$4,382	$4,174	$4,065	$3,813	$4,451	$3,999	$4,302
NCM loans sold servicing released	161	108	202	242	164	177	159	162	163	183	127	130	126

Total NCM loan sales	3,189	3,118	3,549	3,105	4,743	4,735	4,541	4,336	4,228	3,996	4,578	4,129	4,428
First Franklin loans sold servicing retained	1,400	1,623	2,071	1,530	3,020	3,219	415	1,944	1,481	—	847	1,080	—
First Franklin loans sold servicing released	—	—	—	—	—	—	—	—	—	1,259	559	1,455	—

Total First Franklin loan sales	1,400	1,623	2,071	1,530	3,020	3,219	415	1,944	1,481	1,259	1,406	2,535	—

Total Mortgage Loan Sales	$4,589	$4,741	$5,620	$4,635	$7,763	$7,954	$4,956	$6,280	$5,709	$5,255	$5,984	$6,664	$4,428

SERVICING DATA
NCM mortgage loans serviced for third parties	$161,380	$160,441	$159,580	$159,040	$159,230	$158,039	$157,067	$157,159	$156,938	$157,082	$156,646	$155,087	$155,781
First Franklin mortgage loans serviced for third parties	19,391	18,266	16,909	15,105	13,799	10,958	7,895	7,633	5,804	4,437	4,506	3,722	2,677

Total Mortgage Loans Serviced for Third Parties	$180,771	$178,707	$176,489	$174,145	$173,029	$168,997	$164,962	$164,792	$162,742	$161,519	$161,152	$158,809	$158,458

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS (1)
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

PRODUCTION DATA
Originations:
Total First Franklin originations	$1,777	$1,765	$2,327	$2,203	$2,580	$2,764	$3,005	$3,017	$3,430	$2,479	$2,150	$2,335	$1,685
Weighted-average note rate	8.14%	8.10%	8.00%	7.83%	7.52%	7.37%	7.25%	6.99%	6.96%	7.07%	7.13%	6.97%	7.04%
Weighted-average credit score(2)	651	652	655	652	654	657	658	659	658	655	654	654	651

Sales:
Total sales of First Franklin loans to third parties	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481	$1,259	$1,406	$2,535	—
Total production revenue	23	11	30	18	23	8	14	20	29	24	25	50	($6)

PORTFOLIO STATISTICS(3)
Period-end portfolio balance	$18,693	$18,774	$18,681	$18,801	$19,046	$19,490	$19,947	$19,560	$18,880	$18,621	$18,344	$18,131	$18,706
Weighted-average note rate	7.29%	7.25%	7.18%	7.12%	7.04%	6.97%	6.89%	6.85%	6.81%	6.79%	6.77%	6.77%	6.75%
Weighted-average loan size	$108,389	$109,371	$110,417	$111,752	$113,700	$116,404	$119,340	$120,756	$122,336	$123,469	$124,351	$124,384	$126,423
Weighted-average credit score(2)(4)	647	646	652	652	652	652	652	651	651	651	650	648	648
First-lien weighted-average loan-to-value ratio(5)	77.55%	77.57%	77.57%	77.58%	77.60%	77.66%	77.71%	77.69%	77.66%	77.64%	77.65%	77.64%	77.76%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.